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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



As independent public accountants and auditors, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 29, 1998 included in United Security Bancorporation's Annual Report on Form 10-K for the year ended December 31, 1997.


/S/ MOSS ADAMS LLP

Everett, Washington
July 2, 1998